UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  October 31, 2011

InspireMD, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-162168	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Menorat Hamaor St. Tel Aviv, Israel	67448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-691-7691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the special meeting of stockholders of InspireMD, Inc. (the “Company”) held on October 31, 2011, the stockholders approved an amendment to the Company’s 2011 UMBRELLA Option Plan (the “Umbrella Plan”) to add an additional 5,531,900 shares of common stock (the “Plan Amendment”).  Our board of directors previously approved a restatement of the Umbrella Plan, subject to stockholder approval of the Plan Amendment, which restatement incorporates certain additional non-material amendments to the Umbrella Plan that were not subject to stockholder approval.

For more information about the Plan Amendment and the Umbrella Plan, see our definitive proxy statement dated October 11, 2011, the relevant portions of which are incorporated herein by reference. The description above and such portions of the proxy statement are qualified in their entirety by reference to the full text of the Amended and Restated 2011 UMBRELLA Option Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On October 31, 2011, the Company held its special meeting of stockholders.  The matters voted on and the results of the vote are set forth below.  For more information about the foregoing proposals, see our definitive proxy statement dated October 11, 2011.

1.           Our stockholders approved the amendment of the Company’s 2011 UMBRELLA Option Plan to add an additional 5,531,900 shares of common stock.

For	Against	Abstain	Broker Non-Votes
34,599,091	4,055,260	1,070,368	784,909

2.           Our stockholders approved the authorization of the board of directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of one-for-two to one-for-four, such ratio to be determined by the board (the “Reverse Stock Split”), which approval will allow the board of directors to effect the Reverse Stock Split any time prior to our annual meeting of stockholders in 2012.

For	Against	Abstain	Broker Non-Votes
36,964,792	3,453,776	91,060	0

3.           Our stockholders ratified the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes
40,417,769	800	91,059	0

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Amended and Restated InspireMD, Inc. 2011 UMBRELLA Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Date: November 3, 2011	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated InspireMD, Inc. 2011 UMBRELLA Option Plan.